Q1 2023 QUARTERLY INVESTOR PRESENTATION EXHIBIT 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (May 3, 2023). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. 2

QUARTERLY OVERVIEW

Our Businesses 4 Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses F O R E A C H B U S I N E S S Board of Directors  CEO  P&L and balance sheet  Tailored incentive plans Our Attachments Business Bolzoni Our Core Lift Truck Business Hyster-Yale Group Our Fuel Cell Business Nuvera

Key Takeaways – Q1 2023

Strong Results

Quarterly Revenues of nearly $1 billion

Net income of $26.6M was ahead of expectations

Moderating Headwinds

Price-to-cost ratio improving

Cost inflation rate slowing, fewer supplier constraints

Americas improvement outpacing EMEA

Improving Backlog

Backlog decrease of ~13% from Q1 2022 peak due to higher shipments and lower bookings

Backlog value increased: *Avg. sales price/backlog unit ~34% from Q1'22*

Strong 2023 Results Expected

Improving backlog, moderating headwinds and maturing strategic initiatives expected to lead to significant revenues and profits

Long-Term Growth

Results of Core Strategies to transform HY's:

- ✓ competitiveness
- ✓ market position
- ✓ economic performance

New Yale® Brand Identity Launched

Emphasizes focus on technology-enabled trucks to help warehouse material handling operations become more productive and cost effective

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance 6 Q1 2023: Lift Truck Bolzoni Nuvera Revenue $948.7 $98.6 $1.6 Operating Profit (Loss) $47.8 $4.4 ($9.8) EBITDA(1) $58.6 $7.5 ($9.6) LTM 3/31/23: Revenue $3.529.2 $359.2 $4.4 Operating Profit (Loss) $48.1 $8.5 ($36.0) EBITDA(1) $83.7 $20.7 ($35.3) Net Debt at end of period ($446.2) ($39.6) N/A Approximate # of Employees (globally) 6,700 1,300 200 Key Metrics In millions (except employee data) _____________________ (1) EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56. Americas 68.1% EMEA 20.2% JAPIC 6.6% Bolzoni 5.1% Nuvera 0.0% LTM 3/31/23 Sales by Segment ~

872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CAGR (2004 – 2022) = 6.5% _____________________ Source: ITA. Represents quarterly order intake through Q1 2023. (units in thousands) Global Lift Truck Industry Size* _____________________ Trend line represents 6.5% long-term CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 12/31/22. _____________________ Source: WITS* Orders Reports. * WITS Industry Data reported one quarter in arrears. Strong, but Moderating Global Lift Truck Market 7 North America Retail Lift Truck at Trend Line Trend Upper Limit Lower Limit NA - 20,000 40,000 60,000 80,000 100,000 120,000 Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20 Q1 22 Q1 23 Lift Truck Industry Q4* 2022 vs Q1 2022, Q2 2022 and Q3 2022

Class 1 Electric 25% Class 2 Electric 15% Class 3 Electric 12% Class 4 ICE 6% Class 5 ICE 42% Europe 28% Americas 23% China 35% Japan 4% Asia-Pacific 7% Middle East & Africa 3% Lift Truck Unit Class Shipments as of 12/31/22 (Industry / HY) 8 Class 1 Electric 22% Class 2 Electric 11% Class 3 Electric 8% Class 4 ICE 9% Class 5 ICE 50% _____________________ Source: Company: LTM 12/31/22 Unit Revenues Industry Units by Geography _____________________ Source: WITS*. LTM12/31/22 Orders Reports. * WITS Industry Data reported one quarter in arrears. _____________________ Source: Internal Company estimates through 12/31/22 HY Lift Truck Unit Revenue by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Americas 58% EMEA 29% Asia- Pacific/ Japan 6% China 7% HY unit sales mix more heavily weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 ICE units _____________________ Source: Company: LTM 12/31/22 Units Shipped Note: Units sold direct by SN JV are not included

Impact of Headwinds on HY are Moderating 9 Supplier component volume shortages Freight costs and constraints Component cost inflation Timing of price increases to match cost increases Potential Headwinds Russia/Ukraine conflict expansion Economic Recessionary Trends Q4 21 Q4 21 Q4 21 Q4 21 Q4 22 Q4 22 Q4 22 Q4 22 Q1 23 Q1 23 Q1 23 Q1 23 Marks progress against headwinds: Q4 21 Q4 22 Q1 23 Q2 23 Q2 23 Q2 23 Q2 23 Q2 23

Improved Q1 2023 Consolidated Results versus Q1 2022 10 ________ (1) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56. Shipments Revenues Operating Profit Net Income EBITDA(1) 1,300 units 25,200 $999.3M 21% $42.6M $26.6M $56.7M $60.9 $51.6 $62.0M Quarterly consolidated revenues in Q1 2023, up 21% versus Q1 2022  Higher pricing, increased sales volumes and a favorable sales mix  Improved unit margins drove substantial improvements in Q1 2023 profitability versus Q1 2022 losses

Results for Q1 2023 Consolidated vs. Q1 2022

CONSOLIDATED ($ in millions)	HY Q1 2023	HY Q1 2022	Variance
Shipments	25,200	23,900	1,300
Revenues	$999.3	$827.6	$171.7
Gross Profit	$174.4	$101.2	$73.2
Operating Expenses	($131.8)	($119.5)	($12.3)
Operating Profit (Loss)	$42.6	($18.3)	$60.9
Net Income (Loss)	$26.6	($25.0)	$51.6
EBITDA(2)	$56.7	($5.3)	$62.0

SEGMENTS ($ in millions)	Q1 2023 Lift Truck(1)	Q1 2023 Bolzoni(1)	Q1 2023 Nuvera(1)
Revenues	$948.7	$98.6	$1.6
Gross Profit (Loss)	$155.6	$20.7	($2.1)
Operating Expenses	($107.8)	($16.3)	($7.7)
Operating Profit (Loss)	$47.8	$4.4	($9.8)
EBITDA(2)	$58.6	$7.5	($9.6)


HYSTER

Lift Truck

- Price increase benefits let to a 21.8% revenue increase, outpacing shipment increases
- Better-than-expected significant operating profit versus prior year loss
- 5% operating profit margin, despite higher employee-related costs and unfavorable currency effects

Bolzoni

- Operating profit more than doubled from the prior year
- Price increase benefits combined with higher sales volumes primarily drove results
- Lower material, freight and manufacturing costs also contributed to favorable results

Nuvera

- Increased revenue due to higher after-market component and engine sales to the Lift Truck Business and increased sales to third parties
- Higher product development and employee-related costs offset benefit of increased revenue

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56.

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HYSTER-YALE MATERIALS HANDLING

12 Comparable operating loss in 2023 vs. 2022, but higher volume of demos should enhance foundation for improved returns Bolzoni Nuvera Expect a significant increase in revenues and a substantial operating profit in 2023 Lift Truck Improving 2023 Outlook Expect increased margins over time and higher operating profit in 2023 versus 2022 Substantial 2023 consolidated profitability expected Average sales price/backlog unit increased by ~ 34% from Q1 ‘22 and ~ 2% from Q4 ’22  Continued progress made working through lower-margin unit backlog Backlog levels will drive future performance and support unit margin expansion $0 $10,000 $20,000 $30,000 $40,000 0 20,000 40,000 60,000 80,000 100,000 120,000 Q1 2022 Q4 2022 Q1 2023 Bookings and BacklogUnits Avg. Sales Price/ Unit Backlog Bookings Backlog Avg. Sales Price/Unit Backlog **March 31, 2023 and December 31, 2022 Unit Backlogs were reduced by 2,600 units and Unit Backlog $ Values have been reduced by $48 million and $43 million, respectively, while March 31, 2022 Unit Backlog and Unit Backlog $ Value were reduced by 3,200 units and $54 million, respectively, due to suspended orders from Russian dealers for which the Company currently has no defined fulfillment plans.

Disciplined Approach to Capital Allocation and Cash Usage

Protecting Liquidity in current environment

- Unused Borrowing Capacity of ~$186m and ~$65m in Cash @ 3/31/23
- Managing capital expenditure timing for strategic programs; focusing on strict cost controls
- Concentrating on inventory reductions by maximizing utilization of on-hand materials to complete trucks in our backlog before ordering new materials

INVESTMENTS

Lift Truck
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Nuvera
Investments to commercialize Nuvera fuel cell technology

Bolzoni
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Return Cash to Stockholders

Annual Dividends[1]		
2021	2022	YTD 2023
$21.6m $1.29/ share	$21.8m $1.29/ share	$5.6m $1.29/ share

[1] Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2021.

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HYSTER-YALE MATERIALS HANDLING

Bolzoni Strategic Projects Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the Leader in Independent Distribution Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer- Focused Solutions Be the Leader in the Attachments Business Hyster-Yale has five core strategies to drive growth, with each supported by strategic projects Core Strategies Designed to Drive Economic Engine by Increasing Market Share Be a Leader in Fuel Cells & their Applications Lift Truck Strategic Projects Nuvera Strategic Projects Nuvera Bolzoni Lift Truck Business 14

Transformational Projects Create a Strong Long-Term Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products
- Modular & Scalable [1, 2]
- Low Intensity [1, 2]

Technological Accelerators
- Electrification, Fuel Cell, Telemetry, Automation & Web Presence [1, 2]

Transformation of Sales Approach
- AsOne, HY Impact + HY Flow programs [3]
- Industry approach [2]

Bolzoni Transformation

Transformation of Global Business Structure
- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation

- Commercialization of E-45 / E-60 engines globally
- Development of 360kW and 470kW modular fuel cell-powered generators
- Development of larger E125 engine
- Commercial Partnerships

Legend – Core Strategies
1 - Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers
2 - Be the Leader in the Delivery of Industry- & Customer-Focused Solutions
3 - Be the Leader in Independent Distribution

Long-term Focused, not Short-term Oriented

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HYSTER-YALE MATERIALS HANDLING

STRATEGIC PERSPECTIVE

Overview

ICE Units 43% Electric Units 30% Bolzoni 5% Nuvera <1% Aftermarket 15% Service, Rental & Other 7% Overview and Sources of Revenue 2022 Worldwide Sales by Product _____________________ (1) Includes Big Truck sales that represent 9% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. A leading global lift truck manufacturer 2022 Retail Lift Truck Shipments by End Market (2) Large installed population that drives parts sales ~ 990,000 lift truck units worldwide at 12/31/22 HY sales of ~ 103,100 lift truck units in LTM 3/31/23 ~78,900 units sold – produced in HY plants ~13,900 units sold – produced by HY Maximal ~10,300 units sold – produced by JV or other third parties Additional ~ 8,000 lift truck units sold in 2022 by Sumitomo- NACCO JV (1) National Accounts 26% Independent Dealers 74% 2022 Lift Truck Distribution Channel Mix Food and Beverage 17% Industrials 23% Logistics 23% Retail and Durable Goods 37% 18

Full Lift Truck Product Line - Over 600 Different Truck Models Available….

Hyster® & Yale® ~ 360 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion


Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers


Counterbalance
Internal Combustion Engine
Internal Combustion Engine


Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

HY Maximal ~ 250 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	


Electric
3-wheel
4-wheel


Warehouse Equipment
Side Loader
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck


ICE
Gas & LPG Forklift
Diesel Forklift


Port Machinery
Reach Stacker
Empty Container Handler


Rough Terrain Forklift

Note: Approximate model count is as of 3/31/2023

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HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine



LPG, Bi-Fuel, CNG EPA LSI / Stage V | Diesel GB III / Stage III | Diesel Tier 4 / Stage V

Solutions



Note: Approximate assets under management count is as of 3/31/2023

Attachments


Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

70,000+ assets under management

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics


Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS

Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale has a Global Manufacturing and Sales Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Pointe-Claire, Canada
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Sulligent, Alabama
Attachment and Component Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Montevrain, France
Commercial Offices
Shanghai, China
Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Ramos Arizpé, Mexico
Fabrication Manufacture
Hefei, China
Supply Chain Center
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Singapore
Division Headquarters and Retail Dealership
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Prospect, Australia
Pacific Divisional Headquarters and Sales Office
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
Prestons/Sydney, Australia
Commercial Subsidiary
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters

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HYSTER-YALE MATERIALS HANDLING

EuropeBrazilNorth America Asia/ Pacific (excluding China) China 22 _____________________ Source: WITS. Bookings Reports through 12/31/22. WITS Industry Data reported one quarter in arrears. Global Lift Truck Market is Moderating, with Decreases in all Geographic Areas from Peaks in 2021 Global Lift Truck Market Rates of Change through 12/31/22 ( 3 & 12-month rates of change trend)

Industry Lift Truck Market Size Data

Lift Truck Market Size Data

WITS Orders Basis (1)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Europe	265,896	278,024	312,455	327,173	380,557	445,583	411,107	222,883	299,387	368,286	351,441
North America	147,322	155,191	186,192	198,058	212,953	191,384	159,279	98,338	136,050	169,589	181,191
Total Americas	158,388	168,471	206,225	221,155	242,186	234,353	200,178	118,835	180,903	224,501	229,565
A/P, China and Japan (1a)	138,452	155,094	185,530	201,062	232,438	271,018	260,246	205,114	314,162	381,795	363,399
Global Market	**562,736**	**601,589**	**704,210**	**749,390**	**855,181**	**950,954**	**871,531**	**546,832**	**794,452**	**974,582**	**944,405**

	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023E*
Europe	357,452	387,905	412,642	457,333	509,157	563,573	528,859	502,013	770,751	683,248	520,000
North America	200,939	219,444	235,128	240,836	266,543	276,904	255,241	285,347	458,082	466,328	315,800
Total Americas	252,930	267,546	277,315	280,827	315,395	328,349	306,214	305,748	491,329	494,763	341,300
A/P, China and Japan (1a)	399,395	438,510	409,923	443,938	570,443	646,057	671,803	829,853	1,078,507	1,004,761	968,900
Global Market	**1,009,777**	**1,093,961**	**1,099,880**	**1,182,098**	**1,394,995**	**1,537,979**	**1,506,876**	**1,637,614**	**2,340,587**	**2,182,772**	**1,830,200**

(1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.

(1a) Beginning in 2014 includes India local production

Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Europe (FEM/JIVA) (3)	150,250	121,922	135,318	152,667	174,953	176,294	187,902	219,615	227,697	274,681
North America (2) (3)	106,590	120,679	154,167	162,725	152,763	178,456	192,192	197,436	205,033	145,967
Total Americas (2) (3)	114,411	127,308	162,261	171,682	168,170	193,413	207,018	209,843	223,499	161,316
A/P, China and Japan (3)	134,635	123,913	119,733	135,050	148,135	148,441	111,848	104,781	122,354	123,780

	2002	2003	2004	2005	2006	2007	2008	2009
Europe (FEM/JIVA) (3)	256,717	263,972	286,546	302,158	337,326	382,047	376,945	201,352
North America (2) (3)	144,529	151,911	182,450	194,475	207,919	185,726	149,863	95,562
Total Americas (2) (3)	156,702	166,328	203,552	218,908	238,141	229,509	192,134	115,752
A/P, China and Japan (3)	129,333	146,334	171,000	195,386	222,074	250,684	257,604	199,159

Non-WITS Prior Year Information:

Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association

(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only.

(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:

Americas - North America & Government - Retail bookings
Americas - Latin America - Factory bookings
Europe & Japan - Factory shipments
A/P & China - Factory bookings

Industry Units by Class



Class 1 Electric 17%
Class 2 Electric 8%
Class 3 Electric 46%
Class 4 ICE 2%
Class 5 ICE 27%

Source: WITS*. LTM 12/31/22 Orders Reports ICE = Internal Combustion Engine

*Note: 2023E based on WITS information through 12/31/22 and company estimates. WITS Industry Data reported one quarter in arrears.

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HYSTER-YALE MATERIALS HANDLING

HY Lift Truck Unit Shipments as of 3/31/23 and LTM 3/31/23

HY Quarterly Lift Truck Units Sold by Geography



Asia-Pacific/
Japan
2%
China
7%
EMEA
27%
Americas
64%

Source: Company: **Q1 2023** Units Shipped
Note: Units sold direct by SN JV are not included

HY Quarterly Lift Truck Units by Class



Class 1 Electric
21%
Class 2 Electric
7%
Class 3 Electric
31%
Class 4 ICE
5%
Class 5 ICE
36%

Source: Company: **Q1 2023** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY Quarterly Lift Truck Unit Revenue by Class



Class 1 Electric
22%
Class 2 Electric
11%
Class 3 Electric
7%
Class 4 ICE
8%
Class 5 ICE
52%

Source: Company: **Q1 2023** Unit Revenues

HY FY Lift Truck Units Sold by Geography



Asia-Pacific/
Japan
6%
China
7%
EMEA
29%
Americas
58%

Source: Company: LTM **3/31/23** Units Shipped
Note: Units sold direct by SN JV are not included

HY FY Lift Truck Units by Class



Class 1 Electric
20%
Class 2 Electric
8%
Class 3 Electric
34%
Class 4 ICE
5%
Class 5 ICE
33%

Source: Company: LTM **3/31/23** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY FY Lift Truck Unit Revenue by Class



Class 1 Electric
22%
Class 2 Electric
11%
Class 3 Electric
7%
Class 4
ICE
9%
Class 5 ICE
51%

Source: Company: LTM **3/31/23** Unit Revenues

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale is Committed to Achieving Its Financial Targets Bolzoni Operating Profit 7% NUVERA • Focus on increasing sales near term • Focus on reducing losses and moving to profitability over time Each of the three businesses has long-term financial objectives 25 Lift Truck Operating Profit 7% ROTCE >20% HY’s Strategic Initiatives and Related Projects Expected to Drive Results to Targets

26 Lift Truck Long-Term Operating Profit Margin Target Target Economics 7.0% FY Operating Profit Margin @ 140,000 unit production Actual Q1 2023 5.0% Actual LTM 3/31/23 1.4% (0.7%) Maintain discipline as volume increases +3.0%  Improving Production Efficiencies as Supply Chain shortages dissipate  Economies of scale with modular/ scalable products As HY works through low-margin backlog, material cost inflation moderates and supply chain constraints dissipate, Gap to Target Economics are expected to narrow +3.3%  Increasing shipments of higher-margin backlog  Balanced plant production mix Moderating cost inflation Margins +0.0% Volume/Manufacturing Inefficiencies +2.4% Operating expenses (0.4%) Operating Profit Margin

0 10 20 30 40 50 60 70 2019 2020 2021 2022 Estimate 2023 Core Forklift Investments IT Systems Nuvera Bolzoni Capital and R&D Expenditures 27 Cap Ex spend in 2023 estimated to be higher than reduced 2022 spend (to ta l $ in m ill io ns ) C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0 20 40 60 80 100 120 140 2019 2020 2021 2022 Estimate 2023 Core Forklift Nuvera Bolzoni Target R&D spend is 2.5% of revenues (to ta l $ in m ill io ns ) Note: Internal estimates are as of 3/3123 ~36% of HY revenues come from new products released in the past 5 years 3.5% 3.6% 3.5% 2.8% 2.8%

Lift Truck

New Yale® Brand Identity Launched in March 2023 29  Launched new brand identity for Yale  Yale Lift Truck Technologies focused on solving the toughest labor, safety and productivity challenges through technology integration and a customer-success philosophy designed specifically to address customer’s application needs in the fast-paced, fast-growing warehouse markets  Updated logo reflects capability of technology-enabled trucks to help warehouse material handling operations become more productive and cost effective  Rendering at left showcases Yale ReliantTM, a suite of operator assistance technologies designed to help support lift truck operating best practices. The technology automatically adjusts truck performance such as travel speed or hydraulic functions based on truck stability, facility rules and proximity to obstacles, people and other trucks.

Products and Technology

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions

STRATEGIC PROJECTS

- Modular, scalable platforms
- Low-intensity products
- Electrification
- Fuel cells
- Telemetry
- Operator assist system (OAS)
- Automation

OBJECTIVES/ BENEFITS

- Right truck at the right price
- Right products for low-intensity use
- Cost of ownership and environment
- Integrated with focus on productivity
- Connected with data analytics
- Operator productivity and safety
- Operating cost and continuous operations

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HYSTER-YALE MATERIALS HANDLING

HY Product Launches

Launched in Q1 2023:

- New Platform double stacker with drive by wire steering and enhanced productivity for EMEA region.
- New 12-liter diesel engine option (Tier 3 emissions) for the Reach Stackers for AP region.
- New 14-meter mast option for the Moving Mast Reach Truck (MMRT) for global regions.
- Additional China GB4 engine options for Maximal-branded trucks for China region.
- Additional options for low-intensity Hyster® UT, Yale® UX lift trucks for AP region.
- New high performance 2-3.5 ton integrated Li-ion counterbalanced Maximal-branded truck for global regions.

Expected Launches in 2023:

- Increase production of 2-3.5 ton modular products in the Americas and EMEA.
- Launch the 2-3.5 ton modular products in the JAPIC markets.
- Upgrade certain warehouse products for the EMEA and Americas markets.
- Expand options of low-intensity Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.
- Deliver Hydrogen-powered Reach Stacker to Port of Valencia, Spain for testing.
- Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing.
- Targeted introductions of internally developed, modular automated trucks.

Above list is based on current information and launches could be adjusted based on market conditions

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HYSTER-YALE MATERIALS HANDLING

Life Cycle Costs 32 *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Lift Truck Modular and Scalable Platforms 33 Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions 34 Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution • Total cost of operation visibility • Productivity and utilization • Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products 35 Horizontal Vertical Partner Solutions Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Objective is to Transform Commercial Competitiveness in an Evolving Market 36 Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

37 Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

Distribution Engagement


Yale
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

~2,900 application consultants

~11,000 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

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Bolzoni

Strong Base and Opportunities to Leverage Materials Handling Solutions 40 One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) Lift tables 2% Attachments 51% Forks 9% Cylinders 12% Transmissions 26% (1) Percentages based on first three months of 2023 results.

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities 41 BOLZONI TRANSFORMATION HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS BOLZONI GROWTH AMERICAS & CHINA

Bolzoni Transformation: Increasing Commercial Agilities in the Global Market

Key factors to execute a successful BOLZONI ➡ *Transformation*

3 BRANDS
1 COMPANY

GROUP STRATEGY

CHANGES IN ORGANIZATION

CHANGES IN MANAGEMENT PROCESSES

Alignment among the companies

ONE solid and committed team

Fix a common target

Share best practices

Allocate and coordinate resources where needed

New common talent approach

Marketing unification

Gain speed in the market

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HYSTER-YALE MATERIALS HANDLING

Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place A plant to serve the Americas market • Product localization focused on specific local market requirements • Wide-handling attachments range, as well as forks • North America and Latin America market coverage • Expanded manufacturing of cylinders provides opportunity for Americas market 43

Bolzoni China: Growth Drivers in Place Wuxi (Attachments) • Product localization focused on specific local and global market requirements • Competitive pricing and quick delivery time • Improved productivity and efficiency from production process improvements • Silver Line range manufacturing addressed to all markets Hebei (Forks) • Manufactures a complete range of forks for lift trucks, construction and agricultural material handling machines • Fork range includes reach forks and smart-fork solutions • Range developed to meet global market needs • Continuously improving production processes Competitively positions Bolzoni on cost in emerging markets 44

Bolzoni Has a Strong OEM Foundation 45 OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS (1) For the 12 months ended 12/31/22 (2) Excludes cylinder sales to HY OEM 1 31% OEM 2 23% OEM 3 22% OEM 4 14% OEM Other 10% EUROPE 58% AMERICAS 30% JAPIC 12% INTEGRAL SIDE SHIFTERS & CARRIAGES 52% 11% FORKS 31% 6% HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera

Nuvera Is a Transformational Opportunity 47 Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience • 75+ engineers • 8th generation of Fuel Cell technology • 20+ years of Fuel Cell vehicle integration Application Portfolio • E-45kW & E-60kW Fuel Cell engines SMVIC-certified • First bus with E-series engine MIIT certified • High-efficiency Fuel Cell stacks Intellectual Property • 425+ active patents • Fuel Cell core technology Separate Business Unit • Focus on core product (Fuel Cell Stacks and Engines) • Leveraging Hyster-Yale strengths • Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale 48 Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY • Venture business, with strong commercialized products, focusing on gaining sales • Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market • Key sales and profitability milestones established but timing cannot be predicted with precision • Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design 49 Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine Nuvera® FC Engines enable commercial and industrial vehicle electrification

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market 50 E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Nuvera Product Platforms: Integrated service / support to customers 51 Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Product Platforms: Application Focus Markets

- Off-Road Equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Specialty/Utility Vehicles



RUAG Hybrid-APU
In Demonstration


COSCO
HYSTER

Hyster® Toploader
In Demonstration


燃料电池城市客车 FUEL CELL CITY BUS

ZRHE / KingLong Bus
In Demonstration



H2e Power Bus with OIL India
Under Development



Capacity Terminal Tractors
In Demonstration


BLUE IS THE NEW GREEN.cz

Devinn Mobile Charger
In Demonstration

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HYSTER-YALE MATERIALS HANDLING

Nuvera Product Platforms: Integration Partners in Focus Markets 53 Strategic Partnerships Application Development Vehicle Demonstration + Deployment -Dayco (global) -UMS (Europe) -ZRHE (China) -he2 Power (India) -Hyster Yale (Global)

Key Takeaways – Q1 2023

Strong Results

Quarterly Revenues of nearly $1 billion

Net income of $26.6M was ahead of expectations

Moderating Headwinds

Price-to-cost ratio improving

Cost inflation rate slowing, fewer supplier constraints

Americas improvement outpacing EMEA

Improving Backlog

Backlog decrease of ~13% from Q1 2022 peak due to higher shipments and lower bookings

Backlog value increased:
Avg. sales price/backlog unit ~34% from Q1'22

Strong 2023 Results Expected

Improving backlog, moderating headwinds and maturing strategic initiatives expected to lead to significant revenues and profits

Long-Term Growth

Results of Core Strategies to transform HY's:

- ✓ competitiveness
- ✓ market position
- ✓ economic performance

New Yale® Brand Identity Launched

Emphasizes focus on technology-enabled trucks to help warehouse material handling operations become more productive and cost effective

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HYSTER-YALE MATERIALS HANDLING

APPENDIX

Non-GAAP Disclosure 56 Adjusted EBITDA is not a measurement under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and is not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines Adjusted EBITDA as the following:  Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					LTM	Qtr.	Qtr.
Consolidated	**2018**	**2019**	**2020**	**2021**	**2022**	**3/31/23**	**3/31/23**	**3/31/22**
Reconciliation of Adjusted EBITDA								
Net income (loss) attributable to stockholders	$34.7	$35.8	$37.1	$(173.0)	$(74.1)	$(22.5)	$26.6	$(25.0)
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-	-
Fixed Asset impairment charges	-	-	-	10.0	-	-	-	-
Noncontrolling interest income and dividends	(0.4)	0.8	1.4	(10.2)	2.5	2.3	0.6	0.8
Income tax provision	2.3	11.3	3.7	28.3	9.2	15.0	8.7	2.9
Interest expense	16.0	19.8	13.7	15.5	28.4	33.5	10.2	5.1
Interest income	(2.4)	(1.8)	(1.4)	(0.6)	(1.1)	(1.5)	(0.6)	(0.2)
Depreciation and amortization expense	44.0	43.3	42.9	46.2	43.4	43.5	11.2	11.1
Adjusted EBITDA	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$8.3**	**$70.3**	**$56.7**	**$(5.3)**

($ in millions)	Year Ended December 31					LTM	Qtr.
Lift Truck	**2018**	**2019**	**2020**	**2021**	**2022**	**3/31/23**	**12/31/21**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$67.5	$85.6	$85.6	$(86.9)	$(10.4)	$48.1	$47.8
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-
Other income (expense)	11.7	10.9	3.3	7.3	3.7	4.4	2.8
Depreciation and amortization expense	33.5	30.6	30.1	32.3	31.0	31.2	8.0
Adjusted EBITDA	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$24.3**	**$83.7**	**$58.6**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31					LTM	Qtr.
Bolzoni	**2018**	**2019**	**2020**	**2021**	**2022**	**3/31/23**	**3/31/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$9.5	$4.7	$1.0	$(1.8)	$6.2	$8.5	$4.4
Other income (expense)	(0.3)	(0.2)	-	0.5	0.3	0.6	0.1
Depreciation and amortization expense	9.7	11.7	11.7	12.7	11.7	11.6	3.0
Adjusted EBITDA	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$18.2**	**$20.7**	**$7.5**

($ in millions)	Year Ended December 31					LTM	Qtr.
Nuvera	**2018**	**2019**	**2020**	**2021**	**2022**	**3/31/23**	**3/31/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$(38.3)	$(36.3)	$(36.1)	$(62.3)	$(34.3)	$(36.0)	$(9.8)
Goodwill and other intangible assets impairment charges	-	-	-	-	-	-	-
Fixed asset impairment charges	-	-	-	10.0	-	-	-
Other income (expense)	-	1.3	1.3	4.5	-	-	-
Depreciation and amortization expense	0.8	1.0	1.1	1.2	0.7	0.7	0.2
Adjusted EBITDA	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(33.6)**	**$(35.3)**	**$(9.6)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Valuation Approach Should Vary by Business 59 Lift Truck & Attachments Businesses Fuel Cell Business • Mature Cyclical Industry • Market Leading Products and Position • Operating Cash Generation • Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels due to Hyster-Yale’s distribution strategy • Venture / Technology Industry • Distinct Technology / Patents in Fuel Cell • Operating Cash Invested in New Product Commercialization / Ramp Up • Value as Venture Business with Developed Technology Fuel Cell Business

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